SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                  of 1934 (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement
     [ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                 LCM Internet Growth Fund, Inc.
        (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

          [X]  No fee required.

          [ ]  Fee computed on table below per Exchange Act
               Rules 14a-6(i)(1) and 0-11.

               1) Title of each class of securities to which transaction applies:



               2)   Aggregate number of securities to which
                    transaction applies:



               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                    Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



               4)   Proposed maximum aggregate value of transaction:



               5)   Total fee paid:



          [ ]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
               Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

               2)   Form, Schedule or Registration Statement No.:

               3)   Filing Party:

               4)   Date Filed:

            LCM INTERNET GROWTH FUND, INC.
                 223 West Lake Street
               Chicago, Illinois  60606
                 _____________________

       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     June 29, 2000





TO OUR SHAREHOLDERS:

     The first Annual Meeting of Shareholders of LCM
Internet Growth Fund, Inc. will be held at The DuPage
Club, 1901 S. Meyers Road, Oakbrook Terrace, Illinois
60181, on Thursday, June 29, 2000 at 10:00 a.m. Central
Time for the following purposes:

     (1) To elect six directors to serve until the 2001 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     (2)  To ratify the appointment of
          PricewaterhouseCoopers LLP as our independent auditors for fiscal 2001; and

     (3)  To transact such other business as may
          properly come before the Annual Meeting (and any adjournment of the meeting), all in accordance with the accompanying Proxy
          Statement.

     Shareholders of record at the close of business on May 1, 2000 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to complete, date and sign the enclosed proxy card and return it as soon as possible in the enclosed envelope which has been provided for your convenience and which requires no postage if mailed in the United
States. The prompt return of proxy cards will ensure a quorum. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. You may revoke your proxy by following the procedures described in the Proxy
Statement.

                                   By Order of the
                                   Board of Directors,


                                   Barry J. Glasgow,
                                   Secretary

May 30, 2000

            LCM INTERNET GROWTH FUND, INC.
                 223 West Lake Street
               Chicago, Illinois  60606
                     May 30, 2000

                    Proxy Statement

     Unless the context requires otherwise, all references to "LCM," "we" or "our" refers to LCM
Internet Growth Fund, Inc.  Our fiscal year ends on
March 31. In this proxy statement, we refer to fiscal years by reference to the calendar year in which they end (e.g., the fiscal year ended March 31, 2000 is referred to as "fiscal 2000").

     This Proxy Statement is furnished by the Board of Directors of LCM for the solicitation of proxies from the holders of our common stock, $0.01 par value (the
"Common Stock"), to be voted at the Annual Meeting of Shareholders to be held at The DuPage Club, 1901 S.
Meyers Road, Oakbrook Terrace, Illinois 60181, on
Thursday, June 29, 2000 at 10:00 a.m. Central Time, and at any adjournment thereof (the "Annual Meeting"). It is expected that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card, together with our Annual Report to Shareholders for fiscal 2000, will be mailed to shareholders commencing on or about May 30, 2000.

     At the Annual Meeting, our shareholders will elect six directors, each of whom will hold office until the 2001 Annual Meeting and until his successor is duly elected and qualified. Our shareholders will also vote on whether to ratify PricewaterhouseCoopers LLP as our independent auditors for fiscal 2001.

     Shareholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. The submission of a signed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with our Secretary a written revocation or a proxy bearing a later date. The presence at the Annual Meeting of a shareholder who has signed a proxy does not itself revoke that proxy unless the shareholder attending the Annual Meeting files a written notice of revocation of the proxy with our Secretary at any time prior to the voting of the proxy.

     Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election of each of the individuals nominated to serve as directors and FOR ratification of the appointment of our independent auditors. The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. If any matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

     The expense of printing and mailing proxy materials, including expenses involved in forwarding materials to beneficial owners of Common Stock held in the name of another person, will be paid by us. No solicitation other than by mail is contemplated, except that officers and representatives of LCM and officers and employees of our investment adviser, LCM Capital
Management, Inc. (the "Adviser"), may solicit the return of proxies from certain shareholders by telephone.

     Only shareholders of record at the close of business on May 1, 2000 (the "Record Date") are entitled to receive notice of and to vote the shares of Common Stock registered in their name at the Annual
Meeting.  As of the Record Date, we had outstanding
2,640,583 shares of Common Stock.  Each share of Common
Stock entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting.

     The presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as the presence, either in person or by proxy, of the holders of shares entitled to cast one-third of the votes entitled to be cast at the Annual Meeting. The shares represented at the Annual Meeting by proxies that are marked "withhold authority" for the election of directors or "abstain" for the ratification of our auditors will be counted as shares present for the purpose of determining whether a quorum is present.
Broker non-votes will also be counted as shares present for purposes of determining a quorum. If a quorum is not present, the Secretary may adjourn the meeting to permit further solicitation of proxies.

     Directors are elected by a plurality of the votes cast by holders of our Common Stock entitled to vote at a meeting at which a quorum is present. In other words, nominees receiving the largest number of affirmative votes cast will be elected as directors.
Accordingly, any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise will not be counted as affirmative votes cast for any director.

     The appointment of our independent auditors must be ratified by a majority of the votes entitled to be cast by holders of our Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will have the same effect as a vote against the appointment of our independent auditors.

                    SHARE OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of LCM's outstanding shares as of the Record Date by (i) each director and executive officer and (ii) all directors and executive officers as a group. As of the Record Date, we do not believe that any person is the beneficial owner of more than 5% of LCM's outstanding shares.

                                                 Percent of
Name and Address (1)      Number of Shares   Outstanding Shares

Michael R. Grady, Jr.      8,517.70(2)               *
Barry J. Glasgow               0                     *
David A. Schwering         2,094.60                  *
Michael Radnor             1,047.30                  *
George D. Kraft            1,047.30                  *
Lawrence E. Harb           1,047.30                  *
All directors and         13,754.20                  *
executive officers as a
group (6 persons)

_________________

* Less than 1% of the outstanding shares.

(1) The address of Messrs. Grady and Glasgow is 223
    West Lake Street, Chicago, Illinois 60606. The address of Dr. Schwering is 223 University Boulevard East,
    Silver Spring, Maryland 20901.  The address of Dr.
    Radnor is Northwestern University, 2001 Sheridan Road,
    Evanston, Illinois 60208.  The address of Dr. Kraft is
    I.I.T. Stuart School of Business, Room 424, 565 West
    Adams Street, Chicago, Illinois 60631.  The address of
    Mr. Harb is 3520 Okemos Road, Suite 120, Okemos,
    Michigan 48864-5943.
(2) 6,737.29 shares are held in spouse's name and remaining 1,780.41 shares are held in an Individual
    Retirement Account for the benefit of Mr. Grady.

         Proposal One:  ELECTION OF DIRECTORS

     The Board of Directors proposes that the nominees described below, who are currently serving as directors, be elected as directors, each of whom will hold office until the 2001 Annual Meeting and until his successor is duly elected and qualified. Each director who is deemed an "interested person" of LCM, as defined in the Investment Company Act of 1940 (the "1940 Act"), is indicated by an asterisk. The directors and officers listed below have served since inception of LCM in August 1998, except as otherwise noted.

     The nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of another person or persons as the Board of Directors recommends.

Nominees for Director

                             Present Position with LCM
  Name and Age                 and Business Experience

*Michael R. Grady, Jr.     President, Treasurer and Director of LCM
     Age 37                Mr. Grady co-founded the Adviser with
                           Mr. Glasgow in June 1998 and has served as its President and a Director since then. Since
                           January 1997, Mr. Grady has also served as President of LaSalle St. Capital Markets, Inc., an investment banking, research and consulting firm which is an affiliate of the Adviser.
                           Since December 1996, Mr. Grady has also served as a registered representative of LaSalle St.
                           Securities, LLC, a registered broker-dealer, an affiliate of the Adviser and the principal underwriter for LCM's initial public offering in October 1999 (the "Underwriter"). Prior to joining the LaSalle group of companies, both of which are located in Chicago, Illinois, Mr.
                           Grady spent 18 months with Madison Securities,
                           Inc., a registered broker-dealer in Chicago, Illinois (from June 1995 until December 1996), and 14 months with Lexington Securities, Inc., a registered broker-dealer in Chicago, Illinois
                           (from April 1994 until June 1995). At both companies, Mr. Grady served as a registered representative and an Executive Vice President.
                           From August 1990 until April 1994, Mr. Grady served as a registered representative of A.G.
                           Edwards & Sons, Inc., a registered broker-dealer in Bartlett, Illinois. Mr. Grady received his B.S. in Finance from Northern
                           Illinois University in 1985.

*Barry J. Glasgow          Vice President, Secretary and Director of LCM
     Age 57                Mr. Glasgow co-founded the Adviser with Mr.
                           Grady in June 1998 and has served as its Chief
                           Investment Officer, Secretary, Portfolio
                           Manager and a Director since then.  From May
                           1991 until June 1998, Mr. Glasgow served as the
                           Managing Partner and Portfolio Manager of
                           Gonski & Glasgow Investments, a registered investment adviser in Elgin, Illinois. From
                           January 1991 until May 1996, Mr. Glasgow served as a registered representative of Rocky
                           Mountain Securities, Inc., a registered broker-dealer, in its Elgin, Illinois branch office.
                           From May 1996 until May 1998, Mr. Glasgow served as a registered representative of Berry-
                           Shino Securities, Inc., a registered broker-dealer, in its Elgin, Illinois branch office.
                           Since May 1998, Mr. Glasgow has served as a registered representative of the Underwriter, and from November 1998 until October 1999, Mr.
                           Glasgow served as a Research Analyst of LaSalle
                           St. Capital Markets, Inc.

David A. Schwering, Ph.D.  Director of LCM
     Age 50 Dr. Schwering has served as the President and a Director of American Communication & Computation, Inc., a corporation engaged in the communications infrastructure business, since January 1980, and as a Director of International Digital Maintenance, Ltd., a digital equipment repair firm, since May 1972. Both companies are located in Silver Springs, Maryland. Dr. Schwering holds several patents in the fields of electronic and security devices. As a pioneer in modern computing, Dr. Schwering developed several early computer technologies. In the 1970s, he developed the downlink and computation algorithms for NASA's ABS satellites, the domestic money transfer system for Bankers Trust in New York, the off-track betting system for the State of New York and an encrypted telecommunications system for the U.S. government. Dr. Schwering received his B.S. in Physics from the Massachusetts Institute of Technology (M.I.T.), his M.S.C.S. from the University of Maryland and a Doctorate in Economics from Harvard University. Dr. Schwering is listed in "Who's Who" in the computer industry.

Michael Radnor, Ph.D.      Director of LCM
     Age 67                Dr.  Radnor  has  served as a Professor  at  the
                           J.L.  Kellogg  Graduate School of Management  at
                           Northwestern  University in  Evanston,  Illinois
                           since  1964.   In 1983, Dr. Radnor launched  the
                           International   Business   Development   program
                           through   which   his  staff   at   Northwestern
                           assisted numerous U.S. and foreign companies  to
                           strengthen   their   international   operations,
                           technology  and trade strategies  and  programs.
                           Dr.  Radnor  is the President of IBD,  Inc.   In
                           1989,  Dr.  Radnor, with support from the  State
                           of   Illinois,   established  the  International
                           Business  Development (IBD) Program to   provide
                           counseling,  training,  referral  services   and
                           direct  assistance  to small businesses  in  the
                           Midwest.  Privatized as IBD, Inc. in late  1994,
                           the   program  works  with  firms   in   several
                           countries worldwide. Dr. Radnor is also the Chairman of a large consortium of major firms focused on technology management.

George D. Kraft, Ph.D.     Director of LCM
     Age 62                Dr.  Kraft  has  served as a  Professor  at  the
                           I.I.T.  Stuart  School of Business  in  Chicago,
                           Illinois  since  1994.  Previously,  he  was  an
                           Associate  Professor of Electrical and  Computer
                           Engineering   in   the   Armour    College    of
                           Engineering  at  I.I.T.   In  1993,  Dr.   Kraft
                           helped  form the Telecommuting Advisory  Council
                           of  Illinois, and in 1991, he was a member of  a
                           statewide   telecommunications  committee   that
                           developed  a strategic plan for wiring  Illinois
                           with  a  broadband multimedia network.   He  has
                           consulted  extensively for the  U.S.  government
                           through   work   for  the  Defense   Information
                           Systems  Agency, the Department of  Housing  and
                           Urban   Development  and  the  General  Services
                           Administration.   Each  of  these  agencies  has
                           used    him    as   a   national    expert    on
                           telecommunication  capabilities  and   products.
                           Dr. Kraft has also been involved with the National Institute of Standards and Technology, as manager of the Integrated Services Digital
                           Network ("ISDN") Standardization Effort and  the
                           Alternate  Chairman  of the  Executive  Steering
                           Committee  of  the  North American  ISDN  User's
                           Forum. Dr. Kraft has served as a Director of LCM since March 1999.

Lawrence E. Harb           Director of LCM
     Age 47                Mr. Harb has served as the Managing Director  of
                           Sales    and   Marketing   for   J.S.    Wurzler
                           Underwriting  Managers,  Inc.  ("Wurzler"),   an
                           underwriter    of   internet   and    e-commerce
                           insurance  for certain syndicates of  Lloyds  of
                           London  which  is located in Lansing,  Michigan,
                           since  January 1999.  Prior to joining  Wurzler,
                           he   was   affiliated   with   Aon   Corp.   for
                           approximately three years.  Aon Corp., which  is
                           located  in  Chicago,  Illinois,  is  a  holding
                           company   that  owns  mutual  fund,   investment
                           advisory  and  brokerage businesses.   While  at
                           Aon  Corp.,  Mr.  Harb  served  as  Chairman  of
                           Financial   Solutions  Insurance  Services,   an
                           insurance  brokerage  firm;  President  of   Aon
                           Securities  Corp.,  a registered  broker-dealer;
                           and  Senior Vice President/Director of Marketing
                           of   Aon   Advisors,  a  registered   investment
                           adviser.    Before  his  involvement  with   Aon
                           Corp.,  Mr.  Harb was President and  founder  of
                           LaSalle    Consultants,   Ltd.,   a    financial
                           consulting   firm  located  in   Melrose   Park,
                           Illinois,  and  President  of  LCL  Investments,
                           Inc.,  a  registered  broker-dealer  located  in
                           Melrose  Park, Illinois.   Mr. Harb has over  24
                           years  of  experience in the financial  services
                           industry, co-authored a book on banking and  has
                           taught  at the I.I.T. Stuart School of  Business
                           in  Chicago,  Illinois.  Mr. Harb  received  his
                           B.S.   in   Management  from  Northern  Illinois
                           University   in   1975  and   his   Masters   of
                           Management      degree     from     Northwestern
                           University's  Kellogg School  of  Management  in
                           1993. Mr. Harb has served as a Director of LCM since March 1999.

     The Board of Directors has a standing Audit
Committee. The Board of Directors does not have a Nominating Committee or a Compensation Committee. The
Board of Directors held two meetings in fiscal 2000.
Each director attended at least 75% of the meetings of the Board of Directors held during fiscal 2000.

     The Audit Committee is responsible for monitoring and evaluating the performance, independence and qualifications of the independent auditors. The Audit
Committee reviews the scope, costs and results of the independent audit of LCM's books and records and has direct, private access to the independent public accountants. The members of the Audit Committee are Dr. Schwering, Dr. Radnor, Dr. Kraft and Mr. Harb, none of whom is an "interested person" of LCM. The Audit
Committee did not meet in fiscal 2000.

Director Compensation

     Directors and officers of LCM who are also officers, directors or employees of the Adviser do not receive any remuneration from LCM for serving as directors or officers of LCM. Accordingly, neither Mr.
Grady nor Mr. Glasgow receive any remuneration from LCM for their services as directors and officers of LCM.
However, the remaining directors received the following fees for their services as directors of LCM during fiscal 2000(1):

                                     Pension or
                      Aggregate      Retirement      Total
      Name          Compensation(2)   Benefits   Compensation

David A. Schwering     $4,000           $ 0        $4,000

Michael Radnor          4,000             0         4,000

George D. Kraft         4,000             0         4,000

Lawrence E. Harb        4,000             0         4,000

____________
(1) LCM's fiscal 2000 consisted of five months from its organization October 26, 1999 to fiscal year end March 31, 2000.

(2) For fiscal 2001 each director who is not deemed an "interested person" of LCM, as defined in the 1940 Act, will receive a retainer fee of $6,000.
    In addition, each disinterested director will receive a fee of $500 for each Board of Directors meeting attended by such person, plus reimbursement of reasonable expenses incurred in connection therewith. The Board anticipates holding four meetings during fiscal 2001. Thus, each disinterested director is entitled to $8,000 during fiscal 2001 from LCM, plus reasonable expenses.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of
1934 requires our directors and officers, among others, to file reports with the Securities and Exchange
Commission disclosing their ownership, and changes in their ownership, of stock in LCM. Copies of these reports must also be furnished to LCM. Based solely on a review of these copies, we believe that during fiscal
2000, all filing requirements were met.

  Proposal Two:  RATIFICATION OF INDEPENDENT AUDITORS

     Subject to ratification by the shareholders at the Annual Meeting, the Board of Directors has appointed
PricewaterhouseCoopers LLP, an independent public accounting firm, to audit the consolidated financial statements of LCM for the fiscal year ending March 31, 2001. Representatives of PricewaterhouseCoopers LLP may be present at the Annual Meeting (either in person or by telephone) to make any statement they may desire and to respond to questions from shareholders.

     If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the selection of our independent auditors will be reconsidered by the Audit
Committee and the Board of Directors.

            Proposal Three:  OTHER MATTERS

     Although management is not aware of any other matters that may come before the 2000 Annual Meeting, if any such matters should be presented, the persons named in the accompanying proxy intend to vote such proxy in accordance with their best judgment.

                   FUND INFORMATION

     The investment adviser for LCM is LCM Capital
Management, Inc., 223 West Lake Street, Chicago,
Illinois  60606.

     The principal underwriter for LCM's initial public offering in October 1999 was LaSalle St. Securities,
LLC, 223 West Lake Street, Chicago, Illinois  60606.
LCM occasionally engages LaSalle St. Securities, LLC to execute portfolio securities transactions.

     The administrator for LCM is Firstar Mutual Fund
Services, LLC, 615 East Michigan Street, Milwaukee,
Wisconsin 53202.

          SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder proposed business to be brought before the 2001 Annual Meeting of Shareholders must be received by us no later than January 30, 2001.



                              By Order of the Board of Directors,



                              Barry J. Glasglow,
                              Secretary

                                Proxy Card
                       LCM INTERNET GROWTH FUND, INC.

        This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned appoints Michael R. Grady, Jr. and Barry J. Glasgow, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of stock of LCM Internet Growth Fund, Inc. held of record by the undersigned on May 1, 2000 at the 2000 Annual Meeting of Shareholders of LCM Internet Growth Fund, Inc. to be held on June 29, 2000 or at any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR the ratification of PricewaterhouseCoopers LLP as independent auditors.


                              (Continued and to be signed on reverse side.)

Please date, sign and mail your proxy card back as soon as possible.
                 Annual Meeting of Shareholders
                 LCM Internet Growth Fund, Inc.
                        June 29, 2000

1.  ELECTION OF DIRECTORS:
    (To serve until the 2001   1-Michael R. Grady, Jr.  [ ] FOR all nominees    [ ] WITHHOLD AUTHORITY
    Annual Meeting and until   2-Barry J. Glasgow           listed to the left      to vote for all
    their successors are       3-David A. Schwering         (execpt as              nominees listed
    elected and qualified)     4-Michael Radnor             specified below).       to the left.
                               5-George D. Kraft
                               6-Lawrence E. Harb

   Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.

2. RATIFICATION FOR PRICEWATERHOUSECOOPERS LLP AS LCM'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2001.

    [ ] FOR ratification of PricewaterhouseCoopers LLP

    [ ] AGAINST ratification of PricewaterhouseCoopers LLP

    [ ] ABSTAIN from voting on the ratification of PricewaterhouseCoopers LLP

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


    No. of Shares _________

                                         Date:  ___________________________
   Check appropiate box                         ___________________________
   Indicate changes below:                      (Signature of Shareholder)

   Address Change? [ ]                          ___________________________
   Name Change?    [ ]                          (Signature of Shareholder -
                                                 if held jointly)

                                         Please sign exactly as name appears
                                         hereon.  When shares are held by joint
                                         tenants, both should sign.  When
                                         signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please give full title as such.  If
                                         a corporation, please sign in full
                                         corporate name by President or other
                                         authorized officer.  If a partnership,
                                         please sign in partnership name by
                                         authorized person.